UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of earliest event reported): June 11, 2008
LIME ENERGY CO.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of	(Commission File #)	(IRS Employer Identification No.)
incorporation)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices, including zip code)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 11, 2008, Lime Energy Co. filed a Current Report on Form 8-K reporting, among other things, that on June 11, 2008 it acquired all of the outstanding capital stock of Applied Energy Management, Inc. (“AEM”). As part of the Form 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.
The description of the acquisition of AEM contained in this Item 2.01 is qualified in its entirety by reference to the full text of Stock Purchase Agreement dated as of June 11, 2008, which was filed as Exhibit 10.1 to the original Form 8-K filed with the SEC on June 11, 2008, which are both incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of businesses acquired.
Audited financial statements of Applied Energy Management, Inc. for the years ended December 31, 2007 and 2006, including the notes thereto.
Unaudited financial statements of Applied Energy Management, Inc. for the three months ended March 31, 2008 and 2007, including the notes thereto.
     (b) Pro forma financial information.
Unaudited pro forma condensed combined statement of operations of Lime Energy Co. for the three months ended March 31, 2008, and the year ended December 31, 2007.
     (c) Not applicable
     (d) Exhibits

10.1	Stock Purchase Agreement dated June 11, 2008 (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K dated June 11, 2008 and filed on June 11, 2008)

99.1	Audited financial statements of Applied Energy Management, Inc. for the years ended December 31, 2007 and 2006.

99.2	Unaudited financial statements of Applied Energy Management, Inc. for the three months ended March 31, 2008 and 2007.

99.3	Unaudited pro forma condensed combined statement of operations of Lime Energy Co. for the three months ended March 31, 2008, and the year ended December 31, 2007, including notes to unaudited pro forma condensed combined financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIME ENERGY CO.

Dated:	August 22, 2008	By:	/s/ Jeffrey R. Mistarz
	Jeffrey R. Mistarz		Chief Financial Officer & Treasurer
(principal financial and accounting officer)
INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Stock Purchase Agreement dated June 11, 2008 (Incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K dated June 11, 2008 and filed on June 11, 2008)

99.1	Audited financial statements of Applied Energy Management, Inc. for the years ended December 31, 2007 and 2006.

99.2	Unaudited financial statements of Applied Energy Management, Inc. for the three months ended March 31, 2008 and 2007.

99.3	Unaudited pro forma condensed combined statement of operations of Lime Energy Co. for the three months ended March 31, 2008, and the year ended December 31, 2007, including notes to unaudited pro forma condensed combined financial statements.